UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2006

E-Z-EM, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11479	11-1999504
(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 333-8230
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2005, E-Z-EM, Inc. (“E-Z-EM”) executed an Agreement for Purchase and Sale (the “Agreement”) with B&R Machine and Tool Corp. (“B&R”) for E-Z-EM’s warehouse facility located at 717 Main Street, Westbury, New York, consisting of the land and all buildings, structures and all other improvements thereon (the “Property”). On January 31, 2006, the sale of the Property to B&R was completed.

The purchase price for the Property was $5,100,000, of which $510,000 was paid into escrow upon signing the Agreement and the balance of $4,590,000 was paid at closing.

The sale of the Property was on an “as-is” and “where-is” basis as of the closing date, except for certain minor repairs and alterations to the Property that were made by E-Z-EM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2006	E-Z-EM, INC.
(Registrant)

By: /s/ Peter J. Graham
Peter J. Graham
Senior Vice President –
Chief Legal Officer, Global Human Resources and Secretary

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